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                                                                   EXHIBIT 10.10


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT dated as of March 15, 2001, is by and between Global Election Systems, Inc., a Delaware corporation (the "Debtor"), whose address is 1611 Wilmeth Road, McKinney, Texas 75069, and Jones, Gable & Company Limited, an Ontario corporation (the "Secured Party"), whose address is Suite 600, 110 Yonge Street, Toronto, Ontario M5C 1T6.

                                    RECITALS:

         A. Global Election Systems Inc., a British Columbia corporation (the "Borrower"), desires to obtain extensions of credit from the Secured Party.

         B. The Secured Party has conditioned its obligations to make such extensions of credit upon the execution and delivery of this Agreement by the Debtor.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   Definitions

         Section 1.1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Note (as defined herein). As used in this Agreement, the following terms have the following meanings:

                  "Collateral" has the meaning specified in Section 2.1 of this Agreement.

                  "Document" means any "document", as such term is defined in
         Section 9.105(a)(6) of the UCC (or, after July 1, 2001, Section 9.102(a)(30) of the UCC), now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and warehouse receipts of the Debtor.

                  "GAAP" means generally accepted accounting principles.


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                  "Inventory" means (a) all work-in-process and finished goods, whether now owned or hereafter acquired by Debtor, and (b) all Documents evidencing any of the foregoing.

                  "Obligations" means all obligations, indebtedness, and liabilities of the Borrower to the Secured Party evidenced by that certain promissory note dated as of March 15, 2001, executed by the Borrower and payable to the order of the Secured Party in the principal amount of Four Million and No/100 Canadian Dollars (CAD $4,000,000.00) (the "Note"); and (b) all extensions, renewals, and modifications of any of the foregoing.

                  "Proceeds" means any "proceeds", as such term is defined in
         Section 9.306 of the UCC (or, after July 1, 2001, Section 9.102(a)(65) of the UCC) and, in any event, shall include, but not be limited to,
         (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any governmental authority or agency (or any person acting under color of governmental authority or agency), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

                                   ARTICLE II

                                Security Interest

         Section 2.1. Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), the Debtor hereby grants to the Secured Party a lien on and security interest in all of the Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):




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         (a) all Inventory; and

         (b) all Proceeds and products of any or all of the foregoing.

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Secured Party but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower.

         Section 2.2. Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                         Representations and Warranties

         To induce the Secured Party to enter into this Agreement, the Debtor represents and warrants to the Secured Party that:

         Section 3.1. Corporate Existence. The Debtor (a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, condition (financial or otherwise), operations, prospects, or properties. The Debtor has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement.



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         Section 3.2. Corporate Action; No Breach. The execution, delivery, and performance by the Debtor of this Agreement and compliance with the terms and provisions hereof have been duly authorized by all requisite corporate action on the part of the Debtor and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the certificate of incorporation or bylaws of the Debtor, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any governmental authority or agency or arbitrator, or (iii) any agreement or instrument to which the Debtor is a party or by which it or any of its property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien (except as provided in Section 2.1 hereof) upon any of the revenues or assets of the Debtor.

         Section 3.3. Approvals. No authorization, approval, or consent of, and no filing or registration with, any governmental authority or agency or third party is or will be necessary for the execution, delivery, or performance by the Debtor of this Agreement or the validity or enforceability thereof.

         Section 3.4. Enforceability. This Agreement constitutes the legal, valid, and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

         Section 3.5. Title. The Debtor is, and with respect to Collateral acquired after the date hereof the Debtor will be, the legal and beneficial owner of the Collateral free and clear of any lien, security interest, or other encumbrance.

         Section 3.6. Financing Statements. No financing statement, security agreement, or other lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of the Secured Party pursuant to this Agreement.

         Section 3.7. Principal Place of Business. The principal place of business and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown at the beginning of this Agreement.

         Section 3.8. Independent Investigation. The Debtor has, independently and without reliance upon the Secured Party and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision



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to enter into this Agreement. There are no conditions precedent to the full effectiveness of this Agreement that have not been fully and permanently satisfied.

         Section 3.9. Benefit to Debtor. The value of the consideration received and to be received by the Debtor as a result of the Borrower and the Secured Party entering into the Loan Agreement and the Debtor executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of the Debtor hereunder, and such liability and obligation and the Borrower's entering into the Loan Agreement have benefited and may reasonably expected to benefit the Debtor directly and indirectly.

                                   ARTICLE IV

                                    Covenants

         The Debtor covenants and agrees with the Secured Party that until the Obligations are paid and performed in full and all commitments of the Secured Party to the Borrower and the Debtor have terminated:

         Section 4.1. Encumbrances. The Debtor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral, and shall defend the Debtor's rights in the Collateral and the Secured Party's security interest in the Collateral against the claims and demands of all persons or entities. The Debtor shall do nothing to impair the rights of the Secured Party in the Collateral.

         Section 4.2. Margin Agreement. The Debtor shall maintain at all times the amount of Collateral (based upon the book value of such Collateral calculated in accordance with GAAP) described herein in an amount not less than 150% of the outstanding principal amount of the Note.

         Section 4.3. Further Assurances. At any time and from time to time, upon the request of the Secured Party, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require; (b) deliver and pledge to the Secured Party all Documents (including, without




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limitation, negotiable documents of title) evidencing Inventory; and (c) execute and deliver to the Secured Party such other documents, instruments, and agreements as the Secured Party may require to perfect and maintain the validity, effectiveness, and priority of the Documents and the liens intended to be created thereby. The Debtor authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

         Section 4.4. Risk of Loss; Insurance. The Debtor shall be responsible for any loss or damage to the Collateral. The Debtor shall, at its own expense, maintain insurance with respect to the Collateral in such amounts against such risks, in such form, and with such insurers as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Debtor operates.

         Section 4.5. Inspection Rights. The Debtor shall permit the Secured Party and its representatives to examine and inspect the Collateral and to examine, inspect, and copy the Debtor's books and records at any reasonable time and during normal business hours upon one (1) business day's prior notice.

         Section 4.6. Corporate Changes. The Debtor shall not change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Debtor shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to make each financing statement not seriously misleading. The Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

         Section 4.7. Reporting Requirements. The Debtor shall furnish to the Secured Party the following: (a) within five (5) business days after the end of each calendar month, an inventory report containing a description of the Inventory and the book value of the Inventory as of the end of such calendar month, calculated in





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accordance with GAAP; and (b) on or before such dates such reports or certificates are delivered to Hibernia National Bank ("Hibernia"), copies of any reports or certificates prepared by the Debtor regarding compliance with the financial covenants contained in that certain Loan Agreement dated as of July 19, 2000, by and between Debtor and Hibernia.

         Section 4.8. Inventory. The Debtor shall maintain the Inventory in good condition and repair (ordinary wear and tear excepted) and in accordance with any manufacturer's manual. The Debtor shall not permit any waste or destruction of the Inventory or any part thereof. The Debtor shall not permit the Inventory to be used in violation of any law, rule, or regulation or inconsistently with the terms of any policy of insurance. The Debtor shall not use or permit any of the Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

         Section 4.9. Taxes and Claims. The Debtor shall pay and discharge, before the same become delinquent, (a) all taxes, assessments, and governmental charges imposed upon it or upon any of its property, and (b) all lawful claims that, if unpaid, might become a lien upon any of its property; provided, however, that the Debtor shall not be required to pay or discharge any such tax, assessment, or governmental charge if (i) the amount or validity thereof is being contested in good faith by proper proceedings being diligently pursued,
(ii) adequate reserves therefor have been established in accordance with GAAP, and (iii) such proceedings do not subject the Secured Party to any criminal or civil penalty or liability or involve any substantial risk of the sale, forfeiture, or loss of any item of Collateral.

         Section 4.10. Compliance with Laws. The Debtor shall comply in all material respects with all applicable laws, rules, regulations, orders, and decrees of any governmental authority or agency or arbitrator.

         Section 4.11. Compliance with Agreements. The Debtor shall comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or businesses.

         Section 4.12. Notification. The Debtor shall promptly notify the Secured Party of (a) any lien, security interest, encumbrance, or claim that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation, any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created




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hereunder, and (d) the occurrence or existence of any Event of Default or of any event or condition that, with the giving of notice or lapse of time or both, would constitute an Event of Default.

                                   ARTICLE V

                           Rights of the Secured Party

         Section 5.1. Power of Attorney. The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Secured Party the power and right on behalf of the Debtor and in its own name to do any of the following upon the occurrence and continuance of an Event of Default, without notice to or the consent of the Debtor:

                  (i) to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

                  (ii) to pay or discharge taxes, liens, or other encumbrances levied or placed on or threatened against the Collateral;

                  (iii) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open, and dispose of mail addressed to the Debtor;

                  (iv) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse






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         any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;
         (E) to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Secured Party may determine;
         (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, or realize upon the Collateral and the Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights




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against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

         Section 5.2. Performance by the Secured Party. If the Debtor shall fail to perform any covenant or agreement contained in this Agreement, the Secured Party may perform or attempt to perform such covenant or agreement on behalf of the Debtor. In such event, the Debtor shall, at the request of the Secured Party, pay any amount expended by the Secured Party in connection with such performance or attempted performance to the Secured Party, together with interest thereon at the maximum rate permitted by applicable law from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Secured Party shall not have any liability or responsibility for the performance of any obligation of the Debtor under this Agreement.

                                   ARTICLE VI

                               Rights and Remedies

         Section 6.1. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party shall have the following rights and remedies:

                  (i) The Secured Party may declare the Obligations or any part thereof immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Debtor.

                  (ii) In addition to all other rights and remedies granted to the Secured Party in this Agreement or in the Note or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Secured Party may (A) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or






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         elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Secured Party, the Debtor shall assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party that is reasonably convenient to the Debtor and the Secured Party. The Debtor agrees that the Secured Party shall not be obligated to give more than ten (10) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and all other costs and expenses incurred by the Secured Party in connection with the collection of the Obligations and the enforcement of the Secured Party's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Secured Party may apply the Collateral against the Obligations in such order and manner as the Secured Party may elect in its sole discretion. The Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

                  (iii) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

                  (iv) The Secured Party may exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral.


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                  (v) The Secured Party may collect or receive all money or
         property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (vi) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority or agency.

                                  ARTICLE VII

                                  Miscellaneous

         Section 7.1. Expenses. The Debtor agrees to pay on demand all costs and expenses incurred by the Secured Party in connection with the preparation, negotiation, execution, administration, and enforcement of this Agreement and any and all amendments, modifications, and supplements hereto. The Debtor agrees to pay and to hold the Secured Party harmless from and against all filing fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby.

         Section 7.2. Indemnification. The Debtor hereby agrees to indemnify the Secured Party and each affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including reasonable attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (a) the negotiation, execution, delivery, performance, administration, or enforcement of this Agreement, (b) any of the transactions contemplated by this Agreement, (c) any breach by the Debtor of any representation, warranty, covenant, or other agreement contained in this Agreement, or (d) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. Without limiting any provision of this Agreement, it is the express intention of the parties hereto that each person or entity to be indemnified under this Section shall be indemnified from and held harmless against any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including


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reasonable attorneys' fees) arising out of or resulting from the sole or contributory negligence of such person or entity.

         Section 7.3. No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, successors, and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

         Section 7.5. AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 7.6. Notices. All notices and other communications provided for in this Agreement shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt,


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or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

         Section 7.7. Governing Law; Venue; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of British Columbia or Texas at the election of the Secured Party. The Debtor hereby irrevocably (a) submits to the nonexclusive jurisdiction of such courts, and (b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. The Debtor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 7.6 of this Agreement. Nothing in this Agreement shall affect the right of the Secured Party to serve process in any other manner permitted by law or shall limit the right of the Secured Party to bring any action or proceeding against the Debtor or with respect to any of its property in courts in other jurisdictions.

         Section 7.8. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.9. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.

         Section 7.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 7.11. Waiver of Bond. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.12. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.13. Construction. The Debtor and the Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtor and the Secured Party.

         Section 7.14. Obligations Absolute. All rights and remedies of the Secured Party hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Obligations or this Agreement or any other agreement or instrument relating to;

                  (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Obligations or this Agreement;

                  (c) any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; or

                  (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Debtor.

         Section 7.15. Termination. If all of the Obligations shall have been paid and performed in full and all commitments of the Secured Party to the Debtor and the Borrower shall have expired or terminated, the Secured Party shall, upon the written request of the Debtor, promptly execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                     DEBTOR:

                                     GLOBAL ELECTION SYSTEMS, INC.


                                     By: /s/ Robert J. Urosevich
                                         Robert J. Urosevich, President


                                     Address for Notices:
                                     -------------------
                                     1611 Wilmeth Road
                                     McKinney, Texas  75069
                                     Fax No.:         972-542-6044
                                     Telephone No.:   972-542-6000

                                     Attention:       Mike Rasmussen
                                                      Chief Financial Officer

                                     SECURED PARTY:

                                     JONES, GABLE & COMPANY LIMITED


                                     By: /s/ D.M. Ross
                                          Name:   D.M. Ross
                                          Title:  President


                                     Address for Notices:
                                     -------------------
                                     Suite 600, 110 Yonge Street
                                     Toronto, Ontario  M5C 1T6
                                     Fax No.:          416-365-8037
                                     Telephone No.:    416-365-8044

                                     Attention:        D. M. Ross